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                                                                    EXHIBIT 10.1

                              RITE AID CORPORATION
                             1999 STOCK OPTION PLAN
                        (As amended on January 19, 2000)

                  1.       Purpose.
                           --------

                  The purposes of the 1999 Stock Option Plan of Rite Aid Corporation, (the "Plan") are to afford an incentive to employees of Rite Aid Corporation (the "Company") or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to continue as employees to increase their efforts on behalf of the Company and to promote the success of the Company's business. This Plan is designed to comply and conform with the exemption for "broadly-based plans" as set forth in Section 312.03(a)(2) of the New York Stock Exchange Listed Company Manual, as in effect as of the Effective Date, and shall be interpreted accordingly.

                  2.       Definitions.
                           ------------

                           (a) "Affiliate" shall have the meaning set forth in
Rule 12b-2 promulgated under Section 12 of the Exchange Act.


                           (b) "Board" means the Board of Directors of the
Company.

                           (c) "Code" means the Internal Revenue Code of 1986,
as amended from time to time.

                           (d) "Committee" means the Compensation Committee of
the Board which shall administer the Plan.

                           (e) "Company" means Rite Aid Corporation, a
corporation organized under the laws of the State of Delaware, or any successor corporation.

                           (f) "Effective Date" means November 10, 1999.

                           (g) "Employee" means an Employee of the Company or
any Subsidiary or Affiliate.

                           (h) "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended from time to time.


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                           (i) "Fair Market Value" means the fair market value
of such Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing price per share of Stock on such date on the national securities exchange on which the Stock is principally traded, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                           (j) "NQSO" means an Option that is designated as a
nonqualified stock option.

                           (k) "Option" means a right granted to an Employee
under Section 6, to purchase shares of Stock.

                           (l) "Option Agreement" means any written agreement,
contract, or other instrument or document evidencing an Option.

                           (m) "Plan" means this Rite Aid Corporation 1999 Stock
Option Plan, as amended from time to time.

                           (n) "Stock" means shares of common stock, par value
$1.00 per share, of the Company.

                           (o) "Subsidiary" means any corporation in an unbroken
chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  3.       Administration.
                           --------------

                  The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted;



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to determine the number of shares of Stock to which an Option may relate and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions applicable to Options; to designate Affiliates; to construe and interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical for each Employee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Employee (or any person claiming any rights under the Plan from or through any Employee) and any stockholder.

                  No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

                  4.       Eligibility.
                           -----------

                  Options may be granted only to Employees of the Company, or of any of its Subsidiaries and Affiliates. In determining the persons to whom Options shall be granted, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

                  5.       Stock Subject to the Plan.
                           -------------------------

                  The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 10,000,000, subject to adjustment as provided herein. Notwithstanding anything contained in the Plan to the contrary, at least a majority of the shares subject to Options awarded under the Plan shall be awarded to Employees of the Company who are neither "officers" (within the meaning of Rule 16a-(f) promulgated under the Exchange Act) nor directors of the Company. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares


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subject to an Option are forfeited, cancelled, exchanged or surrendered or if an
Option otherwise terminates or expires without a distribution of shares to the Employee, the shares of stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan.

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Employee to whom an Option has been granted under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Options and (iii) the exercise price relating to any Option.

                  6.       Terms and Conditions of Options.
                           -------------------------------

                           (a)      The Committee is authorized to grant
Options to Employees, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Options at the date of grant or thereafter. The Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as a Nonqualified Stock Option.

                           (b)      The exercise price per share of Stock
purchasable under an Option shall be determined by the Committee; provided, however, that the Option price shall not be less than the Fair Market Value on the date of the grant. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Employee, or a combination of both, in an amount having a combined value equal to such exercise price. An Employee to whom an Option has been granted may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer.

                           (c)       Options shall be exercisable over the
exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Option Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole


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discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

                           (d)      Except as otherwise provided in this
subsection, an Option may not be exercised unless the Employee is then in the employ of the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Employee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided that (1) an employee whose employment terminates other than for cause shall be entitled to exercise all Options which were vested at the date of termination of employment until the earlier of the close of business on the date that is (a) 90 days from the date of termination of employment or (b) 10 years from the date the Option was granted, (2) an employee whose employment terminates by reason of death shall be entitled to exercise all Options which were vested at the date of death until the earlier of the close of business on the date that is (a) one year from the date of death or (b) 10 years from the date the Option was granted and (3) the Option Agreement may contain provisions extending the exercisability of Options, in such events as the Committee may determine at the date of grant, or thereafter, to a date not later than 10 years from the date the Option was granted.

                           (e)      Options may be subject to such other
conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

                  7.       General Provisions.
                           ------------------

                           (a)  Nontransferability.  Unless otherwise provided
in an Option Agreement, Options shall not be transferable by an Employee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of an Employee only by such Employee or his guardian or legal representative.

                           (b)  No Right to Continued Employment.  Nothing in
the Plan or in any Option granted under the Plan or in any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Employee the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Employee's employment.


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                           (c)  Withholding and Other Taxes.  The Company or
any Subsidiary or Affiliate is authorized to withhold from any payment relating to an Option under the Plan, amounts of withholding and other taxes due with respect thereto, and to take such other action as the Committee may deem advisable to enable the Company and Employee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Employee's tax obligations.

                           (d)  Amendment and Termination.  The Board may at
any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Employee, without such Employee's consent, under any Option theretofore granted under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Options shall be granted under the Plan after such termination date.

                           (e)  No Rights to Options; No Stockholder Rights.
No Employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Employees. Except as provided specifically herein, an Employee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares.

                           (f)  No Fractional Shares.  No fractional shares of
Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                           (g)  Regulations and Other Approvals.
                                -------------------------------

                                    (i)  The obligation of the Company to sell
or deliver Stock with respect to any Option granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                                    (ii)  Each Option is subject to the
requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange


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or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Stock, no such Option shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

                                     (iii)  In the event that the disposition
of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require an Employee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Employee is acquired for investment only and not with a view to distribution.

                                    (iv)  In the event that at the date a
vested Option is to expire, the disposition of Common Stock issuable upon exercise of that Option is not covered by a then current registration statement under the Securities Act, the expiration date of such Option shall be extended to the close of business on that date which is the earlier of the close of business on that date which is (1) 90 days after the date the disposition of Common Stock issuable upon exercise of that Option is covered by a then current registration statement under the Securities Act or (2) 10 years from the date the Option was granted.

                           (h)  Governing Law.  The Plan and all determinations
made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.


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